                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-60471) of Bestway, Inc. of our report dated October 14, 2002 relating to the financial statements of Bestway, Inc., which appears in this Annual Report on Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
October 24, 2002